                                                                    Exhibit 10.4

                            FOURTH LEASE AMENDMENT
                            ----------------------

                                    Between

                         BENAROYA CAPITAL COMPANY, LLC

                                      And

                         TARGETED GENETICS CORPORATION


This Fourth Lease Amendment dated March 28, 2001 is attached to and made part of that certain Lease dated October 7, 1996, as amended in that Third Lease Amendment dated April 19, 2000, that Second Lease Amendment dated February 25, 2000, and that First Lease Amendment dated May 12, 1997 (the "Lease"), by and between Benaroya Capital, LLC., a Washington limited liability company, hereinafter called Lessor ("Lessor"), and Targeted Genetics Corporation, a Washington corporation, hereinafter called the Lessee ("Lessee"), covering Suite 100 located in the property commonly known as Metropolitan Park West and located at 1100 Olive Way, Seattle, Washington, 98101 (the "Premises"). The Premises are more particularly described in the Lease. The terms used herein shall have the same definitions as set forth in the Lease.

Now, therefore, in consideration of the mutual covenants and promises contained in this First Lease Amendment and the Lease, Lessor and Lessee agree as follows:

1. Section 1, Premises. Effective July 1, 2001, Section 1, Premises, of the Lease is deleted and replaced with the following:

     "Lessor does hereby lease to Lessee those certain Premises, to wit: approximately 24,951 square feet of office space located on the first floor (4,990 square feet) and on the twelfth floor (19,961 square feet) as outlined on Exhibit A and Exhibit A-1, respectively, attached hereto (hereinafter called "Premises") being situated within the Project known as Metropolitan Park West Tower."

2. Section 3, Monthly Minimum Rent. Section 3, Monthly Minimum Rent is amended as follows, for the period of July 1, 2001 through March 31, 2004:

                    Period                   Monthly Minimum Rent
                    ------                   --------------------
              7/01/01 - 12/31/01                  $68,106.00
              1/01/02 - 3/31/04                   $70,160.00

3.   Section 10, Additional Rent and Monthly Operating Expense Adjustments.
     Section 10 of the Lease, as previously amended under the Third Lease Amendment, is hereby further amended as follows:

Targeted Genetics
Amendment 4, March 28, 2001
Page 2


     a) Prior to March 1, 2001, Lessee's prorata share of operating expenses remains 1.528%. After March 1, 2001 and ending June 30, 2001, Lessee's prorata share will be increased to 4.022%. Beginning July 1, 2001, Lessee's prorata share will be increased to 7.4023%.

     b) The Base Year for the Initial Premises (4,990 square feet) will remain unchanged (1996 for Lessor's non-controllable expenses and 1997 for Lessor's controllable expenses), and the Base Year for all operating expenses related to 19,961 square feet of space located on the 12th floor will be 2001.

4. Exhibit G, Paragraph 4, Parking. Beginning July 1, 2001, Lessee shall be entitled to lease a total of eighteen (18) parking stalls. All parking shall be located in the Building Garage, in the Metropolitan North Garage, or on nearby surface lots and will be at market rates.

Except as otherwise modified by the terms of this Fourth Lease Amendment, all other terms and conditions of the Lease remain unchanged and in full force and effect.


LESSOR:                                     LESSEE:

BENAROYA CAPITAL COMPANY, LLC               TARGETED GENETICS CORPORATION



/s/ Larry R. Benaroya                       /s/ H. Stewart Parker
------------------------------              ------------------------------
By:  Larry R. Benaroya                      By:  H. Stewart Parker
Its:  Manager                               Its:  President and CEO

Targeted Genetics
Amendment 4, March 28, 2001
Page 3


STATE OF WASHINGTON ]
                    ] ss.
COUNTY OF KING      ]

     I certify that I know or have satisfactory evidence that Larry R. Benaroya is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he is the Manager of Benaroya Capital Company, LLC, a Washington limited liability company, who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said company.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

                        /s/ Rebecca A. Bethel
                        -------------------------------------------------------
                        Notary Public in and for the
                        State of                           Washington
                        -------------------------------------------------------
                        Residing at                        Seattle
                        -------------------------------------------------------
                        Commission expires                 11/9/02
                        -------------------------------------------------------
                        Print Name                         Rebecca A. Bethel
                        -------------------------------------------------------



STATE OF WASHINGTON ]
                    ] ss.
COUNTY OF KING      ]

     I certify that I know or have satisfactory evidence that H. Stewart Parker is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that she is the CEO and President of Targeted Genetics Corporation, a Washington corporation, who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said corporation.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

                        /s/ N. Amy Tsuruta Jones
                        -------------------------------------------------------
                        Notary Public in and for the
                        State of                           Washington
                        -------------------------------------------------------
                        Residing at                        Maple Valley, WA
                        -------------------------------------------------------
                        Commission expires                 01/21/03
                        -------------------------------------------------------
                        Print Name                         N. Amy Tsuruta Jones
                        -------------------------------------------------------


EXHIBIT A
Premises
--------

Diagram of First Floor of Metropolitan Park West Building

EXHIBIT A-1
Premises
--------

Diagram of Twelfth Floor of Metropolitan Park West Building